EXHIBIT 99.13


                          CERTIFICATION PURSUANT TO
                            18 U.S.C. SECTION 1350,
                      AS ADOPTED PURSUANT TO SECTION 906
                       OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Annual Report of Longview Fibre Company (the "Company") on Form 10-K for the period ended October 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Form 10-K"), I, R. H. Wollenberg, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Form 10-K fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

     (2) The information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:  January 28, 2003


R. H. WOLLENBERG
R. H. WOLLENBERG
President and Chief Executive Officer